(Re)Insurance contracts and investment contracts with discretionary participation features	12 Months Ended
Dec. 31, 2025
Insurance Reinsurance Contracts And Investment Contracts With Discretionary Participation Features [Abstract]
(Re)Insurance contracts and investment contracts with discretionary participation features
29 (Re)Insurance contracts and investment contracts with discretionary participation features
29.1 Contracts by measurement model
The table below presents the asset and liability balances of insurance contracts and reinsurance contracts held, by measurement model. This includes contracts measured under Premium allocation approach (PAA) and contracts measured under the General model and Variable fee approach (i.e.
Non-PAA).

			2025			2024

By measurement model	Non-PAA	PAA	Total	Non-PAA	PAA	Total

Insurance contract assets	18	-	18	125	-	125

Insurance contract liabilities	176,024	44	176,067	188,318	41	188,359

Insurance contracts net balance	176,006	44	176,049	188,193	41	188,233

Reinsurance contract assets	17,146	8	17,153	16,015	7	16,021

Reinsurance contract liabilities	195	-	195	303	-	303

Reinsurance contracts net balance	16,950	8	16,958	15,712	7	15,719
All groups of investment contracts with discretionary participation features (DPF) were measured under
Non-PAA
and were in a liability position at the reporting date and comparative period.
29.2 Movements in carrying amounts on (re)insurance contracts and investment contracts with DPF
The following tables present the reconciliation of the net carrying amounts of insurance contracts, reinsurance contracts held and investment contracts with DPF.
29.2.1 Movement schedules by type of liability (or asset)
●	For insurance contracts and investment contracts with DPF - Liability for remaining coverage excluding loss component (LFRC), Loss component (LC) and Liability for incurred claims (LFIC)
●	For reinsurance contracts held - Asset for remaining coverage excluding loss recovery component (AFRC), Loss recovery component (LRC) and Asset for incurred claims (AFIC)

				2025				2024

Insurance contracts (Non-PAA) - by type	LFRC	LC	LFIC	Total	LFRC	LC	LFIC	Total

Opening assets	1,886	(1,373)	(387)	125	1,589	(1,042)	(362)	185

Opening liabilities	159,857	1,252	27,209	188,318	159,113	945	17,349	177,407

Net opening balance	157,971	2,625	27,596	188,193	157,524	1,987	17,711	177,222

Insurance revenue	(8,906)	-	-	(8,906)	(9,656)	-	-	(9,656)

Incurred claims and expenses	-	(378)	7,967	7,589	-	(317)	8,275	7,958

Amortization of acquisition cash flows	538	-	-	538	553	-	-	553

Onerous contract losses (and reversals)	-	1,139	-	1,139	-	1,118	-	1,118

Adjustments for incurred claims	-	-	1	1	-	-	-	-

Insurance service expenses	538	762	7,967	9,267	553	801	8,275	9,629

Investment components	(5,809)	-	5,809	-	(5,506)	-	5,506	-

Insurance service result	(14,177)	762	13,776	361	(14,609)	801	13,781	(27)

Insurance finance (income) / expenses	18,005	138	-	18,143	11,924	62	-	11,986

Cash flows	(4,721)	(353)	(6,252)	(11,326)	(6,128)	(299)	(5,465)	(11,892)

Contracts disposed during the period	-	-	-	-	8	(94)	-	(85)

Disposal of a business	(7)	-	-	(7)	-	-	-	-

Transfers to disposal groups	-	-	-	-	(34)	14	17	(3)

Other movements	-	-	-	-	1	-	(5)	(4)

Transfer (to)/from other headings	(10)	10	-	-	(1)	-	-	-

Net exchange differences	(15,522)	(326)	(3,510)	(19,358)	9,286	153	1,557	10,996

Net closing balance	141,539	2,856	31,611	176,006	157,971	2,625	27,596	188,193

Closing assets	59	(27)	(14)	18	1,886	(1,373)	(387)	125

Closing liabilities	141,597	2,829	31,597	176,024	159,857	1,252	27,209	188,318

				2025				2024

Reinsurance contracts (Non-PAA) - by type	AFRC	LRC	AFIC	Total	AFRC	LRC	AFIC	Total

Opening assets	15,965	475	(426)	16,015	16,457	349	(205)	16,601

Opening liabilities	2,011	(1,270)	(439)	303	1,738	(947)	(183)	608

Net opening balance	13,954	1,745	13	15,712	14,719	1,296	(22)	15,993

Net expenses from reinsurance contracts	308	254	275	837	(619)	876	69	325

Other reinsurance finance income / (expenses)	613	69	-	681	41	19	-	61

Effect of reinsurer default risk changes	2	-	-	2	(5)	-	-	(5)

Total changes in the profit or loss and OCI	922	322	275	1,520	(583)	895	69	380

Cash flows	2,443	(166)	(597)	1,680	(1,460)	(140)	(268)	(1,869)

Other movements	-	-	-	-	371	(409)	234	196

Net exchange differences	(1,761)	(211)	10	(1,961)	908	103	-	1,011

Net closing balance	15,558	1,690	(298)	16,950	13,954	1,745	13	15,712

Closing assets	15,749	1,693	(296)	17,146	15,965	475	(426)	16,015

Closing liabilities	191	2	2	195	2,011	(1,270)	(439)	303

				2025				2024

Investment contracts with DPF - by type	LFRC	LC	LFIC	Total	LFRC	LC	LFIC	Total

Opening assets	-	-	-	-	-	-	-	-

Opening liabilities	22,332	-	-	22,332	21,594	-	-	21,594

Net opening balance	22,332	-	-	22,332	21,594	-	-	21,594

Insurance revenue	(77)	-	-	(77)	(80)	-	-	(80)

Incurred claims and expenses	-	-	30	30	-	-	43	43

Onerous contract losses (and reversals)	-	2	-	2	-	-	-	-

Insurance service expenses	-	2	30	32	-	-	43	43

Investment components	(3,109)	-	3,109	-	(2,934)	-	2,934	-

Insurance service result	(3,186)	2	3,139	(45)	(3,014)	-	2,977	(37)

Insurance finance (income) / expenses	2,916	-	-	2,916	2,270	-	-	2,270

Cash flows	394	-	(3,138)	(2,744)	452	-	(2,977)	(2,525)

Net exchange differences	(1,177)	-	-	(1,177)	1,030	-	-	1,030

Net closing balance	21,278	2	1	21,281	22,332	-	-	22,332

Closing assets	-	-	-	-	-	-	-	-

Closing liabilities	21,278	2	1	21,281	22,332	-	-	22,332

29.2.2 Movement schedules by measurement component
The following schedules presents the measurement components comprising the Best estimate liability (BEL), Risk adjustment (RA), and contractual Service Margin (CSM).

				2025				2024

Insurance contracts (Non-PAA) - by component	BEL	RA	CSM	Total	BEL	RA	CSM	Total

Opening assets	452	(323)	(5)	125	475	(286)	(4)	185

Opening liabilities	176,063	3,295	8,959	188,318	166,036	3,251	8,120	177,407

Net opening balance	175,611	3,618	8,964	188,193	165,562	3,537	8,124	177,222

Changes in estimates that adjust CSM	(371)	(78)	449	-	(317)	(131)	448	-

Changes in estimates that adjust onerous contracts	1,069	29	-	1,098	1,063	1	-	1,064

New contracts issued – non-onerous	(788)	118	669	-	(648)	102	546	-

New contracts issued – onerous	25	17	-	42	36	18	-	54

Changes that relate to future service	(65)	86	1,118	1,139	134	(10)	994	1,118

Earnings released from CSM	-	-	(930)	(930)	-	-	(958)	(958)

Release of risk adjustment	-	(278)	-	(278)	-	(305)	-	(305)

Experience adjustments on current service	439	-	-	439	101	-	-	101

Revenue from policyholder tax expenses incurred	(11)	-	-	(11)	2	-	-	2

Changes that relate to current service	428	(278)	(930)	(780)	103	(305)	(958)	(1,160)

Experience adjustments on incurred claims	1	-	-	1	15	(1)	-	14

Changes that relate to past service	1	-	-	1	15	(1)	-	14

Insurance service result	364	(191)	189	361	252	(315)	36	(27)

General model

Interest accreted to insurance contracts	2,654	141	226	3,021	2,693	178	225	3,096

Interest rate and other financial assumption changes	1,775	(4)	-	1,771	(1,910)	(11)	-	(1,921)

Revaluation of changes in non-financial assumptions and experience adjustments to current interest rates	(138)	10	-	(128)	121	-	-	121

Variable fee approach

Change in fair value of the underlying assets	14,316	-	-	14,316	12,719	-	-	12,719

Change in fulfilment value - risk mitigation option	(836)	-	-	(836)	(2,029)	-	-	(2,029)

Insurance finance (income) / expenses	17,770	148	226	18,143	11,594	167	225	11,986

Premiums received	14,405	-	-	14,405	15,377	-	-	15,377

Claims, benefits and expenses paid	(24,576)	-	-	(24,576)	(26,274)	-	-	(26,274)

Acquisition costs paid	(1,126)	-	-	(1,126)	(963)	-	-	(963)

Other	(30)	-	-	(30)	(32)	-	-	(32)

Cash flows	(11,326)	-	-	(11,326)	(11,892)	-	-	(11,892)

Contracts disposed during the period	-	-	-	-	(128)	-	43	(85)

Disposal of a business	(7)	-	-	(7)	-	-	-	-

Transfers to disposal groups	-	-	-	-	(14)	6	6	(3)

Other	-	-	-	-	(4)	-	-	(4)

Other movements	(7)	-	-	(7)	(147)	6	48	(92)

Net exchange differences	(17,981)	(405)	(972)	(19,358)	10,242	224	529	10,996

Net closing balance	164,430	3,169	8,406	176,006	175,611	3,618	8,964	188,193

Closing assets	100	(35)	(47)	18	452	(323)	(5)	125

Closing liabilities	164,531	3,134	8,359	176,024	176,063	3,295	8,959	188,318

				2025				2024

Reinsurance contracts (Non-PAA) - by component	BEL	RA	CSM	Total	BEL	RA	CSM	Total

Opening assets	15,374	433	208	16,015	16,184	423	(7)	16,601

Opening liabilities	693	(361)	(29)	303	1,024	(332)	(85)	608

Net opening balance	14,681	794	237	15,712	15,160	755	78	15,993

Changes in estimates that adjust CSM	(234)	(20)	254	-	(152)	(11)	163	-

Changes in estimates that adjust underlying onerous contracts	591	9	18	618	462	38	(46)	454

New reinsurance contracts recognized	(200)	60	141	1	(11)	4	8	1

Changes that relate to future service	157	50	413	620	299	31	125	455

CSM recognized for service received	-	-	(11)	(11)	-	-	(14)	(14)

Release of risk adjustment	-	(72)	-	(72)	-	(83)	-	(83)

Experience adjustment on current service	300	-	-	300	(36)	-	-	(36)

Changes that relate to current service	300	(72)	(11)	217	(36)	(83)	(14)	(133)

Experience adjustment on incurred claims	-	-	-	-	3	-	-	3

Changes that relate to past service	-	-	-	-	3	-	-	3

Net income/ (expenses) on reinsurance held	457	(22)	402	837	266	(52)	111	325

Reinsurance finance income / (expenses)	652	43	(12)	683	31	36	(12)	55

Premiums paid (net of commission)	4,950	-	-	4,950	1,341	-	-	1,341

Amounts received	(3,270)	-	-	(3,270)	(3,209)	-	-	(3,209)

Other	(1)	-	-	(1)	(1)	-	-	(1)

Cash flows	1,680	-	-	1,680	(1,869)	-	-	(1,869)

Reinsurance contracts disposed	-	-	-	-	(64)	-	34	(30)

Other	-	-	-	-	207	5	14	226

Other movements	-	-	-	-	143	5	48	196

Net exchange difference	(1,826)	(94)	(42)	(1,961)	949	50	12	1,011

Net closing balance	15,644	721	585	16,950	14,681	794	237	15,712

Closing assets	15,816	691	639	17,146	15,374	433	208	16,015

Closing liabilities	172	(30)	54	195	693	(361)	(29)	303

				2025				2024

Investment contracts with DPF - by component	BEL	RA	CSM	Total	BEL	RA	CSM	Total

Opening assets	-	-	-	-	-	-	-	-

Opening liabilities	21,987	112	233	22,332	21,285	128	180	21,594

Net opening balance	21,987	112	233	22,332	21,285	128	180	21,594

Changes in estimates that adjust CSM	(66)	5	61	-	(70)	(7)	76	-

Changes in estimates that adjust onerous contracts	2	-	-	2	-	-	-	-

Changes that relate to future service	(64)	5	61	2	(70)	(7)	76	-

Earnings released from CSM	-	-	(37)	(37)	-	-	(33)	(33)

Release of risk adjustment	-	(14)	-	(14)	-	(14)	-	(14)

Experience adjustments on current service	4	-	-	4	11	-	-	11

Changes that relate to current service	4	(14)	(37)	(47)	11	(14)	(33)	(37)

Insurance service result	(60)	(10)	25	(45)	(59)	(21)	43	(37)

Variable fee approach

Change in fair value of the underlying assets	2,916	-	-	2,916	2,270	-	-	2,270

Insurance finance (income) / expenses	2,916	-	-	2,916	2,270	-	-	2,270

Premiums received	413	-	-	413	470	-	-	470

Claims, benefits and expenses paid	(3,157)	-	-	(3,157)	(2,995)	-	-	(2,995)

Acquisition costs paid	(2)	-	-	(2)	-	-	-	-

Other	1	-	-	1	-	-	-	-

Cash flows	(2,744)	-	-	(2,744)	(2,525)	-	-	(2,525)

Net exchange differences	(1,159)	(6)	(13)	(1,177)	1,015	6	10	1,030

Net closing balance	20,940	97	245	21,281	21,987	112	233	22,332

Closing assets	-	-	-	-	-	-	-	-

Closing liabilities	20,940	97	245	21,281	21,987	112	233	22,332

29.2.3 New contracts recognized

			2025			2024

Insurance contracts (Non-PAA)	Non-onerous	Onerous	Total	Non-onerous	Onerous	Total

Present value of cash inflows	(5,661)	(1,019)	(6,680)	(5,363)	(861)	(6,225)

Present value of cash outflows (excl. acquisition costs)	4,873	1,044	5,917	4,715	897	5,612

Risk adjustment for non-financial risk	118	17	135	102	18	120

Contractual service margin	669	-	669	546	-	546

Loss recognized on initial recognition	-	42	42	-	54	54

Reinsurance contracts (Non-PAA)	2025	2024

Present value of cash inflows	3,284	54

Present value of cash outflows	(3,484)	(65)

Risk adjustment for non-financial risk	60	4

Contractual service margin	141	8

Gain / (Loss) recognized on initial recognition	1	1
29.2.4 Contractual service margin maturity analysis

	Insurance contracts		Reinsurance contracts

	2025	2024	2025	2024

<1 year	864	922	37	-

1-2 years	780	832	36	1

2-3 years	705	752	35	4

3-4 years	638	679	34	6

4-5 years	577	614	34	7

5-10 years	2,108	2,261	146	49

10-20 years	1,856	2,009	172	106

> 20 years	879	896	91	63

On December 31	8,406	8,964	585	237
29.2.5 Movement schedules of contractual service margin by transition method
The table below presents the reconciliation of the contractual service margin recognized for contracts in force as of the transition date. The transition methods applied to these contracts include the Modified retrospective approach (MRA), Fair value approach (FVA) and Other applicable method.

	Insurance contracts				Reinsurance contracts held				Investment contracts with DPF

	MRA	FVA	Other	Total	MRA	FVA	Other	Total	MRA	FVA	Other	Total

On January 1, 2025	1,457	4,494	3,013	8,964	-	28	208	237	-	233	-	233

Changes in estimates that adjust CSM	(296)	563	181	449	-	224	30	254	-	61	-	61

Changes in estimates that adjust onerous contracts	-	-	-	-	-	18	-	18	-	-	-	-

New contracts recognized	-	-	669	669	-	-	141	141	-	-	-	-

Earnings released from CSM	(130)	(483)	(317)	(930)	-	9	(20)	(11)	-	(37)	-	(37)

Insurance finance (income) / expenses	3	129	93	226	-	(23)	11	(12)	-	-	-	-

Net exchange differences	(156)	(511)	(305)	(972)	-	(11)	(30)	(42)	-	(13)	-	(13)

On December 31, 2025	879	4,192	3,335	8,406	-	245	340	585	-	244	-	245

On January 1, 2024	1,557	4,000	2,568	8,124	-	(149)	227	78	-	180	-	180

Changes in estimates that adjust CSM	(26)	523	(48)	448	-	192	(30)	163	-	76	-	76

Changes in estimates that adjust onerous contracts	-	-	-	-	-	(46)	(1)	(46)	-	-	-	-

New contracts recognized	-	-	546	546	-	-	9	9	-	-	-	-

Earnings released from CSM	(174)	(492)	(292)	(958)	-	18	(32)	(14)	-	(33)	-	(33)

Insurance finance (income) / expenses	5	146	74	225	-	(25)	13	(12)	-	-	-	-

Cash flow - contracts disposed	-	43	-	43	-	34	-	34	-	-	-	-

Net exchange differences	95	270	164	529	-	(2)	14	12	-	10	-	10

Other	-	5	-	6	-	5	9	14	-	-	-	-

On December 31, 2024	1,457	4,494	3,013	8,964	-	28	208	237	-	233	-	233

Transition
Changes in accounting policies due to IFRS 17 adoption in 2023 were applied retrospectively where practicable. Aegon found the full retrospective approach impracticable when it required hindsight, such as setting historical assumptions, or when historical data was unavailable without significant effort.
If retrospective application was impracticable, the modified retrospective approach or the fair value approach was used. The modified retrospective approach was applied only if reasonable and supportable information was available. For groups of contracts eligible for both approaches, the most appropriate method was chosen based on operational and financial considerations.
Aegon applied the fair value approach to certain groups of contracts with direct participation features, to which it could have applied IFRS 17 fully retrospectively. These were groups of contracts for which Aegon had mitigated financial risk prior to transition using derivatives, other financial instruments classified as fair value through profit or loss, reinsurance contracts, and groups to which the risk mitigation option has been applied prospectively from the transition date.
Fair value approach
Under the fair value approach, the carrying amount of a group of insurance contracts at transition is determined in accordance with IFRS 13, excluding the guidance on demand features. The difference between the fair value and the fulfillment cash flows at the transaction date is recognized as the contractual service margin.
To estimate the fair value of insurance contracts for IFRS 17 transition, Aegon adjusted estimated future cash flows for known differences between IFRS 17 and market valuation methodologies, such as investment expenses for all product types. The risk adjustment was recalculated at a higher confidence level to reflect additional compensation required by market participants for financial risk and remaining contractual services. Where possible, the results were compared to market-observable transactions, such as recent reinsurance transactions entered into by Aegon and sales transactions of insurance portfolios and businesses.
For contracts that transitioned to IFRS 17 under the fair value approach, assessments were performed at the original contract inception date, with a limited number of products being assessed at the transition date. It was assessed whether an insurance contract met the definition of an insurance contract with direct participation features or that of an investment contract with DPF, and the discretionary cash flows for insurance contracts without DPF.
At the transition date, contracts under the fair value approach were grouped into portfolios in accordance with IFRS 9 and IFRS 17. No contracts were deemed onerous at transition and these portfolios were not further segmented into cohorts based on issue date.
Discount rates used to accrue interest to the contractual service margin and to recognize changes in non-financial
assumptions for
non-participating
contracts were also set at the transition date.
Modified retrospective approach
The modified retrospective approach aims to achieve results closest to the full retrospective approach, using reasonable, supportable information without undue cost or effort. Aegon used this approach for groups of contracts for which the fair value approach was not preferred, and gathered the necessary information from the transition date back to the initial recognition date. Modifications were applied only when information could not be obtained without undue effort, as allowed under IFRS 17.
For all contracts transitioned under this approach, sufficient information was available to classify them as of their original inception date. Contracts were grouped by the original inception date or, if information was lacking, by the transition date, into cohorts of no more 12 months.
None of the contracts to which the modified retrospective approach was applied was identified as being onerous at inception.
Modifications applied to contracts without direct participation features
To determine the contractual service margin at transition for non-participating
contracts, Aegon estimated the contractual service margin at the original inception date and then rolled it forward to the transition date, deducting the estimated amount that would have been released for services provided prior to transition.
Previous calendar-year cash flows were attributed to issue year cohorts using allocation keys based on available information, such as accumulated premiums in force and first-year account values.

Calculating fulfillment cash flows at inception and accruing interest to the contractual service margin required historical discount rates. Principally, Aegon determines IFRS 17 discount rates using a hybrid approach based on risk-free rates plus an illiquidity premium based on expected asset returns. If asset portfolio data were unavailable, an observable yield curve plus a spread adjustment was used. For cohorts that exceed 12 months, weighted-average historical discount rates were applied, based on sales volumes, or expected coverage units at inception.
The modified retrospective calculations were based on the assumption that Aegon had not previously prepared interim financial statements, unless sufficient information existed to roll the contractual service margin forward with Aegon’s historical reporting frequency.
Modifications applied to contracts with direct participation features
To determine the contractual service margin at transition for a group of insurance contracts with direct participation features, Aegon first estimated the total contractual service margin for all services to be provided for that group of contracts. Then deducted the estimated amount that would have been released for services provided prior to the transition date.
The total contractual service margin was estimated by taking the fair value of the underlying items at the transition date, minus the fulfillment cash flows at that date, and adjusting it for the amounts charged to policyholders prior to the transition date, the excess claims and expenses paid in this period (including acquisition costs), and the estimated change in the risk adjustment for non-financial
risk caused by the release of risk before the transition date.
Calendar year cash flows were attributed to issue years using allocation keys suitable for the cash flow types, based on available information (e.g. account value, excess claims paid and net amount at risk). The projected risk adjustment pattern for newly issued cohorts of similar products was used as a proxy for estimating changes in the risk adjustment for non-financial
risk before the transition date.
The amount released for services provided prior to transition was determined by multiplying the adjusted total contractual service margin by the ratio of the coverage units served prior to transition and the total coverage units expected to be provided over the lifetime of the group of contracts.
Other comprehensive income
Under IFRS 17, Aegon has elected to disaggregate the insurance finance income or expenses between profit or loss and OCI for certain groups of non-participating
contracts issued in the Americas and Asia. The amount recognized in OCI has been determined retrospectively where possible, or set to nil at the transition date, such as for fixed deferred annuities, indexed universal life and other life insurance products with indirect participation features issued in the Americas.
29.2.6 Investments and other assets allocated to contracts that were not transitioned fully retrospectively
On transition to IFRS 17, amounts were recognized in the revaluation reserve for insurance contracts, investment contracts with DPF and reinsurance contracts held using the modified retrospective approach and/or the fair value approach.
Part of the assets backing these groups of insurance contracts are measured at fair value through other comprehensive income. The table below presents the movement in the cumulative amount recognized in OCI for these assets.

	2025	2024

On January 1	(2,131)	(1,147)

Gross revaluation	1,090	(1,125)

Net gains/(losses) transferred to income statement	53	(62)

Foreign currency translation differences	216	(115)

Tax effect	(271)	233

Other	46	86

On December 31	(997)	(2,131)
Of the gross revaluation, EUR 1,159 million was unrealized gain through equity (2024: loss of EUR 1,073 million). The Net gains/(losses) transferred to the income statement include a gain of EUR 174 million due to transfer/ disposal (2024: gain of EUR 56 million).
29.3 Critical judgments and estimates
29.3.1 Fulfilment cash flows
The fulfillment cash flows include estimates of future cash flows, an adjustment to reflect time value of money and the financial risks not included in the estimates of future cash flows and a risk adjustment for non-financial
risk. Measuring each abovementioned element requires significant judgment and estimates.

29.3.1.1 Valuation methods
Aegon aims to estimate future cash flows by considering a range of likely scenarios, each specifying the amount and timing of cash flows and the probability of the outcomes. These cash flows are probability-weighted and discounted to derive an expected present value.
The objective is to use all reasonable, supportable information available at no undue cost or effort, rather than identifying every possible scenario. Simple modeling may be sufficient for some cases, while more complex methods might be needed for others. For example, if cash flows involve interrelated (implicit or explicit) options and respond nonlinearly to economic changes, Aegon often uses stochastic modeling techniques to estimate expected present values and project future cash flows across various economic scenarios. Other methods include closed-form solutions and replicating portfolio techniques.
29.3.1.2 Actuarial assumptions
When estimating future cash flows, Aegon sets actuarial assumptions for underwriting risk including policy claims (e.g. mortality, longevity, or morbidity), policyholder behavior (e.g. lapses, surrender of policies or partial withdrawals), and property & casualty loss ratios and expenses. These assumptions are reviewed annually, except for expense assumptions, which may be updated more frequently during quarterly expense monitoring.
Underwriting assumptions
Mortality tables are developed using a blend of company experience and industry studies, considering product characteristics, own-risk
selection criteria, target market, and historical experience. Mortality experience is regularly monitored and used to price new products and calculate liabilities for in-force
contracts. For contracts that insure against survivorship or mortality, allowances are made for further longevity or mortality improvements. Morbidity assumptions are based on claims severity and frequency, adjusted for industry information, with industry surveys used for judgment-based assumptions such as morbidity improvement and long-term care (LTC) inflation.
Surrender and lapse rates depend on product features, policy duration, and external factors like interest rates and competitor behavior. Dynamic lapse assumptions reflect expected policyholder behavior under various scenarios. Assumptions are based on own experience and industry data, with lapse experience correlated to mortality and morbidity levels, as higher or lower levels of surrenders may indicate future claims will be higher or lower than anticipated. Such correlations are accounted for in the mortality and morbidity assumptions.
Policyholder benefits linked to asset performance are projected at rates consistent with the discount rates applied. Crediting rates for cash flows are determined using projected cash flows based on the group’s crediting policies. Other management actions are considered to the extent that they are part of Aegon’s regular policies and procedures.
Given that Aegon applies the premium allocation approach to most of its non-life
business, actuarial assumptions for loss ratios impact fulfillment cash flows only for onerous contracts with remaining coverage and for contracts with incurred claims. Aegon uses various loss reserving techniques, historical claims data, and market inputs to estimate claims ratios, with large claims assessed individually.
Expense assumptions
Expenses attributable to the fulfillment cash flows include acquisition, maintenance, and claims settlement costs, as well as unavoidable overhead costs. Investment expenses are included for contracts providing investment-related or investment-return services, or where Aegon’s investment activities enhance policyholder benefits from insurance coverage. Aegon’s expense assumptions are based on current expenses, adjusted for future expense inflation and the impact of known one-off
projects (such as planned cost-saving initiatives or projects to implement additional regulatory reporting requirements). In smaller units, further adjustments are made to reflect the long-term scale of the business. When allocating the attributable expenses to groups of contracts, Aegon uses pricing or regulatory reporting approaches. Additional allocation keys are applied where IFRS requires more granularity.
Inflation assumptions
The expense inflation assumption is split into a financial component calibrated to market observables and a non-financial
component set as an actuarial assumption. The
non-financial
component represents the difference between general market inflation and Aegon-specific expense inflation. Some inflation assumptions (such as LTC utilization and health inflation in the Americas) are entirely set as an actuarial assumption due to their weak correlation with general inflation indices and due to the lack of a hedge market for such rates.

Discount rates and other financial assumptions
Aegon adjusts the estimated future cash flows to reflect the time value of money and the financial risks not included in the cash flow estimates. The discount rates applied to the estimates of the future cash flows reflects the characteristics of the cash flows and the liquidity characteristics of the insurance contracts. They are consistent with observable market prices for financial instruments with similar cash flow characteristics. They exclude factors that influence market prices but do not impact the future cash flows of the insurance contracts.
No implicit adjustments for
non-financial
risks are included in the discount rates, as the risk adjustment for non-financial
risks is explicitly included in the fulfillment cash flows.
At initial recognition of a group of contracts, Aegon uses weighted-average discount rates over the period when contracts in that group are issued.
IFRS explicitly mentions two calibration options for the discount rate, namely the
“top-down
approach” and the
“bottom-up”
approach. Aegon has generalized both approaches into a direct discounting technique in which discount rates are determined as the sum of the risk-free rate plus a percentage of the illiquidity premium (ILP). The ILP is an additional spread an investor can earn by investing in a security that offers limited or no ability for the investor to exit the investment before maturity. If an insurance liability is illiquid (meaning that the policyholder has limited or no ability to cash it in prior to maturity or contingency-based payment), the liability is discounted at a rate that includes an ILP because illiquid assets (earning an illiquidity premium) may be purchased to back or replicate that liability.
Risk-free yield curve
Aegon has identified various rates available in the EUR, GBP and USD markets that can be used as a basis for the risk-free yield curve, including EURIBOR swap rates for EUR, reformed Sterling Overnight Index Average (SONIA) for GBP, and Secured Overnight Funding Rates (SOFR) and US Treasury rates for USD. EURIBOR rates are adjusted for credit risk by subtracting a credit risk allowance. No adjustment is made to overnight swap rates and US Treasury rates, as the credit risk of these instruments is deemed negligible.
A full risk-free yield curve is derived by first interpolating between tenors for which market data are available, and then extrapolating the yield curve beyond market-observable maturities. Discount rates converge to an ultimate forward rate (linear grading over a
10-year
period is assumed for the USD and EUR). A uniform last liquid point for EUR and USD is set at 30 years, while GBP is set at 50 years. The ultimate forward rates reflect a long-term view on nominal interest rates and are set by management for each currency, taking into account expected real interest rates and long-term inflation, together with the current market environment. The current ultimate forward rate assumption is 3.40% (December 31, 2024: 3.40%).
Aegon reviews the risk-free last liquid point and ultimate forward rates quarterly which, although expected to be infrequent, may lead to assumption updates if there are significant changes in market conditions.

	December 31, 2025						December 31, 2024

Risk-free yield curves (%)	1 year	5 years	10 years	15 years	20 years	30 years	1 year	5 years	10 years	15 years	20 years	30 years

GBP	3.54	3.67	4.04	4.36	4.54	4.59	4.46	4.04	4.07	4.23	4.30	4.23

USD	3.48	3.77	4.28	4.84	5.16	5.00	4.24	4.46	4.67	4.89	5.05	4.82
Illiquidity premium (ILP)
Aegon sets ILPs at the level of the segment or major business unit, reflecting how it manages the investments and ALM risk for the given block of liabilities. For Americas, Aegon has set ILPs by lines of business, which has resulted in 11 ILP curves. For each unit, an ILP curve is constructed from market-observables returns on a reference portfolio of assets. The reference portfolio is based on the unit’s actual holdings or investment policy target mix of fixed-interest securities except for single premium products with the need to link returns to the actual asset mix, or products with needs of frequent hedging to cover guarantees where Aegon may choose to allow for short-term deviations from the target to be included. The reference portfolio excludes alternative investments (such as equities and real estate investments).
To derive ILP curves, market spreads are adjusted for expected and unexpected default losses, and the ILP is calculated as the weighted average of these adjusted spreads, using the line of business reference portfolio. The full ILP curve is derived by interpolating between the observable tenors and then extrapolating the yield linearly beyond the ILP last liquid point to the ultimate forward ILP. The last liquid point can be set separately for each duration bucket or, as a single point in time for the entire reference portfolio. The ultimate forward spread is set based on the historical 50th percentile spread adjusted for expected and unexpected default losses.

Aegon uses the expected default loss derived from historical default data, plus an adjustment for the default risk premium. The adjustment for the default risk premium or the unexpected default loss is calculated by applying 30% on top of the expected default, which is based on management’s judgment.
Aegon updates the reference portfolio quarterly, and the ILP last liquid point and ILP ultimate forward rate are revised accordingly. The ILP curves of Aegon’s significant portfolios are presented below. These ILP curves are added to the risk-free yields of the currency in which the cash flows of the products are denominated.

		December 31, 2025						December 31, 2024

ILP per portfolio (%)	Country	1 year	5 years	10 years	15 years	20 years	30 years	1 year	5 years	10 years	15 years	20 years	30 years

Fixed Deferred Annuity	US	0.92	0.99	1.06	1.15	1.16	1.16	0.80	0.88	1.00	1.14	1.14	1.15

Indexed Universal Life	US	1.01	1.07	1.13	1.19	1.19	1.20	0.90	1.02	1.09	1.22	1.21	1.22

Long-Term Care	US	0.82	0.83	0.84	1.06	1.14	1.31	0.72	0.73	0.77	1.06	1.14	1.28

Traditional Life	US	0.91	0.94	0.96	1.11	1.17	1.28	0.75	0.77	0.80	1.09	1.15	1.26

Universal Life	US	0.85	0.88	0.91	1.07	1.13	1.27	0.76	0.79	0.81	1.05	1.11	1.24

Variable Annuities	US	0.36	0.51	0.64	0.64	0.63	0.65	0.55	0.63	0.64	0.65	0.64	0.66

Annuities	UK	0.76	0.76	0.76	0.76	0.76	0.72	0.98	0.98	0.98	0.98	0.98	0.96

Individual Protection	UK	0.45	0.45	0.45	0.45	0.45	0.44	0.47	0.47	0.47	0.47	0.47	0.45
Illiquidity factor
The illiquidity factor reflects the liquidity characteristics of a certain group of insurance contracts. Groups of contracts whose cash flows are not dependent on the underlying assets are assigned an illiquidity factor of 100%. Groups of contracts for which the cash flows predominantly vary with the underlying assets are assigned an illiquidity factor of 0%. For example, Aegon UK does not apply an illiquidity factor to the Unit Linked products. For a few products that include both types of cash flows, such as US variable annuity products with guaranteed minimum withdrawal benefits, a combination of 100% and 0% ILP is used.
Other significant financial assumptions
Interest rate volatilities are modeled based on swaption prices, in line with current market pricing.
Risk adjustment for
non-financial
risk
The risk adjustment for
non-financial
risk is included explicitly as a separate component of the fulfillment cash flows. It reflects the compensation that Aegon requires for bearing the uncertainty about the amount and timing of the cash flows that arise from non-financial
risk as it fulfils insurance contracts.
These risks include mortality, morbidity, policyholder behavior, expense, and product-specific operational risk.
Non-financial
risks that do not arise from the insurance contracts, such as general operational risk, are not reflected in the risk adjustment. The risk adjustment reflects both the risk that actual experience differs from the best-estimate assumptions used to project future cash flows due to misestimation (parameter risk), and the risk of random fluctuations around the true estimates (contagion risk).
Diversification benefits are recognized at the Group level. To align with market practice, Aegon only reflects the degree of diversification between non-financial
risks, and contrary to its pricing methodology, ignores diversification benefits between financial and non-financial
risks. Diversification effects include the impact of ceded reinsurance, and insurance contracts classified as held for sale.
Aegon generally applies a simplified confidence-interval technique to estimates the risk adjustment for non-financial
risk, using an 80th percentile confidence level. Under this approach, a probability distribution is assumed for each particular risk, and the amount above the expected present value of future cash flows is determined using a shock factor. The impacts for each risk are then aggregated using a correlation matrix, reflecting diversification between the various non-financial
risk types. For some products, Aegon measures contagion risk using the Conditional Tail Expectation technique at the 75th percentile. Regardless of the technique applied, the confidence interval is computed across the entire product lifetime in order to fully reflect the risk.

Changes in methods and inputs used to measure fulfillment cash flows
Actuarial assumptions, excluding expenses, are reviewed in the second quarter for the United States and TLB, and in the fourth quarter for all other business units, while expense assumptions for all units are reviewed in the fourth quarter. These reviews are based on historical experience, observable market data, including transactions such as acquisitions and reinsurance, anticipated trends, and legislative changes. Similarly, the models and systems used to determine our liabilities and reinsurance assets are reviewed periodically and updated as needed.
At the end of 2025,
non-financial
assumption changes mainly in Aegon’s business in Americas, United Kingdom, and TLB resulted in an adverse pre-tax
impact of EUR 515 million. Of this amount, EUR 265 million was absorbed by the CSM, EUR 177 million was recognized in the income statement, and EUR 73 million was recognized in OCI.
Of the total impact, Americas and TLB resulted in EUR 333 million, mainly due to strengthening of policyholder behavior assumptions to address adverse experience in Financial Assets, driven by the TLB Universal Life block reinsured to Transamerica, Variable Annuities and Fixed Annuities. In Protection Solutions, adverse assumption updates were driven by the workplace business, in part related to Medicare Supplement product addressing an industry-wide trend. These unfavorable underwriting assumptions was partly offset by favorable expense assumption updates in Individual Life. United Kingdom resulted in EUR 180 million, mainly from updated persistency assumptions, reflecting the ongoing commercial pressures in the Platform and Traditional Products business.
Financial (economic) assumption updates resulted in a favorable impact of EUR 269 million, recognized in OCI, attributable to a periodic adjustment of the illiquidity premium to align with Aegon’s latest reinvestment strategy.
Aegon did not make any significant changes to the contract boundaries in the current reporting period, nor did it update the approaches used to determine the discount rate or estimate the risk adjustment for non-financial
risk.
29.3.2 Relevant other significant judgments
In addition to the judgments and estimates made in measuring the fulfillment cash flows described above, other significant judgments are applied in determining the relative weighting of coverage units when multiple services are provided; the non-distinct
investment component (excluded from insurance revenue); and the adjustment for non-performance
risk that is applied to reinsurance contracts held.
29.3.2.1 Weighting of coverage units
Often, a single metric can be defined that captures multiple services under one contract. Aegon uses different approaches to assess the relative weights of services benefits. In some cases, the weighting is determined directly from the composition of the benefits under the contract. For example, for a life insurance product with an account value that is surrendered, coverage units can be based on the total death benefit, as this amount comprises both the account value (investment service) and the excess death benefits (insurance service). In other cases, significant judgment is required. For example, for US long-term care insurance products, multiple drivers impact the maximum daily benefit to which a policyholder could be entitled. To reflect this, the coverage unit is computed using a combination of the initial allowed benefit, the benefit period, as well as adjustments for any inflation protection, and if the policy is paid-up
on the contingent
non-forfeiture
option.
29.3.2.2 Investment component
Aegon reports insurance revenue and insurance service expenses excluding non-distinct
investment components which are the amounts repayable to policyholders, even if the insured event does not occur.
Aegon determines the investment component when a claim is incurred as an amount is released from the liability for remaining coverage. When doing so it considers which payments would have been possible immediately prior to the claims date. For example, a payment might have needed to be made to the policyholder in light of policy surrender, the uptake of a policy loan, the partial withdrawal, or the transfer of an insurance policy to another insurer. The investment component is determined net of any penalty or similar charges.
29.3.2.3 Adjustment to reinsurance contracts held for
non-performance
risk
The reinsurer’s nonperformance risk is based on Aegon’s credit exposure, net of collateral, and the perceived counterparty default risk. In assessing credit exposure, Aegon takes into account treaty provisions for non-performance,
such as the automatic recapture of the reinsured business on the reinsurer’s default.

When estimating a reinsurer’s default risk, Aegon considers the current financial condition and credit standing of the reinsurer, expert judgment specific to the local reinsurance market and historical data (such as Moody’s loss given default rates). The ultimate adjustment reflects the risk of potential reinsurance counterparty failure due to default (i.e. credit events), as well as disputes resulting in reduced payments and the potential for current conditions to change over time.
29.4 Underwriting risk
Aegon’s earnings depend significantly on how actual claims experience compares with the assumptions used to price products and establish liabilities. If actual claims are less favorable than assumed, income would decrease. If higher claims become a persistent trend, Aegon may need to adjust its assumptions about future claims, increasing required reserves and reducing income. In addition, certain acquisition costs related to the sale of new policies and the purchase of policies already in force have been recorded as assets on the statement of financial position and are being amortized into the income statement over time. If the assumptions relating to the future profitability of these policies (such as future claims, investment income and expenses) are not realized, the amortization of these costs could be accelerated and may even require write-offs if recoverability is doubtful. This could have a materially adverse effect on Aegon’s business, results of operations and financial condition.
Sources of underwriting risk include policyholder behavior, policy claims and expenses. For some product lines, Aegon is at risk if policy lapses increase, as sometimes Aegon is unable to fully recover upfront expenses in selling a product despite the presence of commission recoveries or surrender charges and fees. There are also products where Aegon is at risk if lapses decrease; for example where this would result in a higher utilization rate of product guarantees. For mortality and morbidity risk, Aegon sells certain types of policies that are at risk if mortality or morbidity increases, such as term life insurance and accident insurance. Aegon also sells certain types of policies that are at risk if mortality decreases (longevity risk) such as annuity products. Aegon is also at risk if expenses are higher than assumed beforehand by management and that were priced into the products.
Aegon monitors and manages its underwriting risk by its type, by performing attribution analysis on earnings and reserve movements to identify the source of any material variation between actual results and expectations. Aegon’s units also conduct experience studies for underwriting risk assumptions, comparing Aegon’s experience to industry experience as well as combining Aegon’s experience and industry experience, based on the depth of the history of each source to Aegon’s underwriting assumptions. Where policy charges are flexible in products, Aegon uses these analyses to adjust them, with a view to maintaining a balance between policyholder and shareholder interests. Aegon can also reduce expense levels over time, thereby mitigating unfavorable expense variability.
Another way to mitigate underwriting risk is through reinsurance. Aegon uses reinsurance primarily to manage and diversify risk, limit volatility, improve capital positions, limit maximum losses and gain access to reinsurer support. While objectives and use may vary by region due to local market conditions and product offerings, the use of reinsurance is coordinated and monitored globally. External reinsurance counterparties are, in general, major global reinsurers. At the same time, local reinsurers are used to balance local capacity and diversification.
The key areas where reinsurance is used are to reduce our exposure to mortality and morbidity risk, primarily through a combination of quota-share and excess of loss reinsurance. Also, an excess-of-loss
reinsurance is used to limit the Group’s exposure to large losses in the non-life
business.
In order to minimize its reinsurer default exposure, Aegon regularly monitors the creditworthiness of its reinsurers, and where appropriate, arranges additional protection through letters of credit, trust agreements and over-collateralization. For certain agreements, funds are withheld for investment rather than relying on the reinsurer to meet investment expectations. Default exposure is further reduced by using multiple reinsurers within certain reinsurance agreements.
Concentration of underwriting risk by segments can be referred to in note
5 Segment information
.
Sensitivity analysis of net result, shareholders’ equity and CSM to changes in various underwriting risks
Aegon’s best estimate assumptions already account for expected future developments, and the sensitivities reflect the estimated effects of these assumptions by considering probable changes in lapse, mortality, and morbidity rates. These sensitivities were applied as a permanent shock to all Aegon products, exposed to an increase or a decrease in the corresponding rates. Due to the nature of IFRS and how changes in assumptions are absorbed by the CSM while a contract is not onerous, but are reflected in the net result if it is onerous, it is possible that the results of opposite sensitivities seem counterintuitive.

In 2025, changes in sensitivities were driven by the reinsurance of a block of Secondary Guarantee Universal Life (SGUL) contracts and by the annual assumption updates. Market movements, as well as changes in business mix from new business and exits, also influenced the sensitivities.
The SGUL reinsurance reduced the exposure to increases in mortality and decreases in lapses for contracts without direct participation. For these contracts, the impact of sensitivities on the consequential Reinsurance Loss Recovery Calculation is floored for lapse-up
and mortality-down scenarios, contributing to the asymmetric results observed for mortality and lapse sensitivities.
Assumption updates for the workplace health business reduced overall morbidity sensitivities for contracts without direct participation. These updates also resulted in certain workplace health cohorts becoming onerous, which lowered the CSM sensitivities while increasing the sensitivities of the net result. Updated lapse assumptions for Individual Life contracts in the Protection Solutions business increased the exposure to lapse and mortality sensitivities for contracts without direct participation, affecting the CSM. There were also decreases in lapse sensitivities for other without direct participation contracts arose from an increase in onerous contracts within the Life portfolio of the Protection Solutions business, affecting the net result rather than the CSM.
For direct participation contracts in the US, overall lapse sensitivities increased due to positive market movements. Changes in the mix of onerous and non-onerous
blocks, driven by market movements for investment only Variable Annuities that became non-onerous,
and by assumption updates for certain Living Benefits blocks that became onerous, also shifted the impact of sensitivities between the net result and the CSM. Updates to persistency assumptions in the UK reduced the sensitivity to lapse rates for direct participation contracts.

	2025											2024

	Net result		Equity		CSM		Net result		Equity		CSM

Estimated effect	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net

Non-participating contracts

20% increase in lapse rates	(79)	(48)	(62)	(33)	78	69	(3)	32	28	61	18	(9)

20% decrease in lapse rates	21	(13)	6	(25)	37	38	(22)	(29)	(54)	(59)	30	26

5% increase in mortality rates	(667)	(273)	(603)	(233)	244	215	(648)	(236)	(623)	(205)	201	186

5% decrease in mortality rates	531	181	467	141	(109)	(119)	551	183	517	146	(115)	(142)

10% increase in morbidity rates	(230)	(225)	(235)	(222)	(659)	(585)	(145)	(141)	(156)	(143)	(860)	(769)

10% decrease in morbidity rates	87	84	102	89	878	796	63	60	76	63	1,018	919

5% increase in expenses	(59)	(59)	(56)	(56)	(71)	(71)	(27)	(27)	(25)	(25)	(126)	(126)

5% decrease in expenses	37	37	34	34	99	99	26	26	24	24	127	127

Participating contracts

20% increase in lapse rates	138	65	45	21	(329)	(458)	123	110	59	81	(307)	(473)

20% decrease in lapse rates	(181)	52	(76)	91	427	417	(179)	(9)	(112)	22	445	459

5% increase in mortality rates	(269)	(100)	(191)	(24)	(573)	(384)	(278)	(213)	(208)	(138)	(592)	(298)

5% decrease in mortality rates	226	155	149	76	624	320	237	233	164	158	652	277

10% increase in morbidity rates	-	-	-	-	-	-	(2)	(2)	(2)	(2)	2	2

10% decrease in morbidity rates	-	-	-	-	-	-	(2)	(2)	(2)	(2)	2	2

5% increase in expenses	(38)	(34)	(18)	(19)	(221)	(218)	(42)	(42)	(22)	(23)	(238)	(236)

5% decrease in expenses	36	33	17	17	223	219	36	36	15	16	246	244

Non-life contracts

10% increase in claims	(6)	(4)	(7)	(5)	-	-	(6)	(5)	(9)	(6)	-	-

10% decrease in claims	6	4	7	5	-	-	6	5	9	6	-	-
29.5 Risk mitigation
Aegon has chosen to apply the risk mitigation option and recognize changes in the fulfillment value of products with direct participation features (for example variable annuity products issued in the Americas and UK) in the profit or loss and OCI, rather than adjusting the CSM. The adjustment to the CSM that would otherwise have been made on December 31, 2025, is EUR 836 million (2024: EUR 2,020 million). For more details on the change in the fulfillment cash flows relating to the hedged position, see note
20 Derivatives
, and for the split between profit or loss and OCI, see note
9 Insurance net investment result
.